Wireless Device Payment Plans	12 Months Ended
Dec. 31, 2016
Wireless Device Payment Plans

Note 7

Wireless Device Payment Plans

Under the Verizon device payment program, our eligible wireless customers purchase wireless devices under a device payment plan agreement. Customers that activate service on devices purchased under the device payment program pay lower service fees as compared to those under our fixed-term service plans, and their device payment plan charge is included on their standard wireless monthly bill.

Wireless Device Payment Plan Agreement Receivables

The following table displays device payment plan receivables, net, that continue to be recognized in our consolidated balance sheets:

	(dollars in millions)
At December 31,	2016	2015
Device payment plan agreement receivables, gross	$11,797	$3,720
Unamortized imputed interest	(511)	(142)

Device payment plan agreement receivables, net of unamortized imputed interest	11,286	3,578
Allowance for credit losses	(688)	(444)

Device payment plan agreement receivables, net	$10,598	$3,134

Classified on our consolidated balance sheets:
Accounts receivable, net	$6,140	$1,979
Other assets	4,458	1,155

Device payment plan agreement receivables, net	$10,598	$3,134

Included in our device payment plan agreement receivables, net at December 31, 2016 are net device payment plan agreement receivables of $5.7 billion that have been transferred to ABS Entities and continue to be reported in our consolidated financial statements.

We may offer our customers certain promotions where a customer can trade-in his or her owned device in connection with the purchase of a new device. Under these types of promotions, the customer will receive trade-in credits that are applied to the customer’s monthly bill. As a result, we recognize a trade-in obligation measured at fair value using weighted-average selling prices obtained in recent resales of devices eligible for trade-in. Device payment plan agreement receivables, net does not reflect this trade-in obligation. At December 31, 2016, the amount of trade-in obligations was not significant.

At the time of sale of a device, we impute risk adjusted interest on the device payment plan agreement receivables. We record the imputed interest as a reduction to the related accounts receivable. Interest income, which is included within Service revenues and other on our consolidated statements of income, is recognized over the financed device payment term.

When originating device payment plan agreements, we use internal and external data sources to create a credit risk score to measure the credit quality of a customer and to determine eligibility for the device payment program. If a customer is either new to Verizon Wireless or has less than 210 days of customer tenure with Verizon Wireless (a new customer), the credit decision process relies more heavily on external data sources. If the customer has 210 days or more of customer tenure with Verizon Wireless (an existing customer), the credit decision process relies on internal data sources. Verizon Wireless’ experience has been that the payment attributes of longer tenured customers are highly predictive when considering their ability to pay in the future. External data sources include obtaining a credit report from a national consumer credit reporting agency, if available. Verizon Wireless uses its internal data and/or credit data obtained from the credit reporting agencies to create a custom credit risk score. The custom credit risk score is generated automatically (except with respect to a small number of applications where the information needs manual intervention) from the applicant’s credit data using Verizon Wireless’ proprietary custom credit models, which are empirically derived, demonstrably and statistically sound. The credit risk score measures the likelihood that the potential customer will become severely delinquent and be disconnected for non-payment. For a small portion of new customer applications, a traditional credit report is not available from one of the national credit reporting agencies because the potential customer does not have sufficient credit history. In those instances, alternate credit data is used for the risk assessment.

Based on the custom credit risk score, we assign each customer to a credit class, each of which has a specified required down payment percentage and specified credit limits. Device payment plan agreement receivables originated from customers assigned to credit classes requiring no down payment represent the lowest risk. Device payment plan agreement receivables originated from customers assigned to credit classes requiring a down payment represent a higher risk.

Subsequent to origination, Verizon Wireless monitors delinquency and write-off experience as key credit quality indicators for its portfolio of device payment plan agreements and fixed-term service plans. The extent of our collection efforts with respect to a particular customer are based on the results of proprietary custom empirically derived internal behavioral scoring models which analyze the customer’s past performance to predict the likelihood of the customer falling further delinquent. These customer scoring models assess a number of variables, including origination characteristics, customer account history and payment patterns. Based on the score derived from these models, accounts are grouped by risk category to determine the collection strategy to be applied to such accounts. We continuously monitor collection performance results and the credit quality of our device payment plan agreement receivables based on a variety of metrics, including aging. Verizon Wireless considers an account to be delinquent and in default status if there are unpaid charges remaining on the account on the day after the bill’s due date.

The balance and aging of the device payment plan agreement receivables on a gross basis was as follows:

	(dollars in millions)
At December 31,	2016	2015
Unbilled	$11,089	$3,420
Billed:
Current	557	227
Past due	151	73

Device payment plan agreement receivables, gross	$11,797	$3,720

Activity in the allowance for credit losses for the device payment plan agreement receivables was as follows:

(dollars in millions)
Balance at January 1, 2016	$444
Bad debt expense	692
Write-offs	(479)
Allowance related to receivables sold	28
Other	3

Balance at December 31, 2016	$688

Customers that entered into device payment plan agreements prior to May 31, 2015 have the right to upgrade their device, subject to certain conditions, including making a stated portion of the required device payment plan agreement payments and trading in their device in good working order. Generally, customers entering into device payment plan agreements on or after June 1, 2015 are required to repay all amounts due under their device payment plan agreements before being eligible to upgrade their device. However, on select devices, certain marketing promotions have been revocably offered to customers to upgrade to a new device after paying down a certain specified portion of the required device payment plan agreement amount as well as trading in their device in good working order. When a customer enters into a device payment plan agreement with the right to upgrade to a new device, we record a guarantee liability in accordance with our accounting policy.

Sales of Wireless Device Payment Plan Agreement Receivables

During 2015 and 2016, we established programs pursuant to a Receivables Purchase Agreement, or RPA, to sell from time to time, on an uncommitted basis, eligible device payment plan agreement receivables to a group of primarily relationship banks (Purchasers) on both a revolving (Revolving Program) and non-revolving (Non-Revolving Program) basis. The receivables sold under the RPA are no longer considered assets of Verizon. The outstanding portfolio of device payment plan agreement receivables derecognized from our consolidated balance sheet, but which we continue to service, was $4.3 billion at December 31, 2016. As of December 31, 2016, the total portfolio of device payment plan agreement receivables, including derecognized device payment plan agreement receivables, that we are servicing was $16.1 billion.

Under the Non-Revolving Program, we transfer the eligible receivables to wholly-owned subsidiaries that are bankruptcy remote special purpose entities (Sellers). The Sellers then sell the receivables to the Purchasers for upfront cash proceeds and additional consideration upon settlement of the receivables (the deferred purchase price). Under the Revolving Program, we sell eligible device payment plan agreement receivables on a revolving basis, subject to a maximum funding limit, to the Purchasers. Sales of eligible receivables by the Sellers, once initiated, generally occur and are settled on a monthly basis. Customer payments made towards receivables sold under the Revolving Program will be available to purchase additional eligible device payment plan agreement receivables originated during the revolving period. We elected to end the revolving period in July 2016.

We continue to bill and collect on the receivables in exchange for a monthly servicing fee, which is not material. Eligible receivables under the RPA excluded device payment plan agreements where a new customer was required to provide a down payment. The sales of receivables under the RPA did not have a material impact on our consolidated statements of income. The cash proceeds received from the Purchasers are recorded within Cash flows provided by operating activities on our consolidated statements of cash flows.

During 2016, we sold $3.3 billion of receivables, net of allowance and imputed interest, under the Revolving Program. We received cash proceeds from new transfers of $2.0 billion and cash proceeds from reinvested collections of $0.9 billion, and recorded a deferred purchase price of $0.4 billion.

During 2015, we sold $6.1 billion of receivables, net of allowances and imputed interest, under the Non-Revolving Program. In connection with this sale, we received cash proceeds from new transfers of $4.5 billion and recorded a deferred purchase price of $1.7 billion. During 2015, we also sold $3.3 billion of receivables, net of allowances and imputed interest, under the Revolving Program. In connection with this sale, we received cash proceeds from new transfers of $2.7 billion and recorded a deferred purchase price of $0.6 billion.

Deferred Purchase Price

Under the RPA, the deferred purchase price was initially recorded at fair value, based on the remaining device payment amounts expected to be collected, adjusted, as applicable, for the time value of money and by the timing and estimated value of the device trade-in in connection with upgrades. The estimated value of the device trade-in considers prices expected to be offered to us by independent third parties. This estimate contemplates changes in value after the launch of a device. The fair value measurements are considered to be Level 3 measurements within the fair value hierarchy. The collection of the deferred purchase price is contingent on collections from customers. To date, we have collected $1.1 billion which was returned as deferred purchase price and recorded within Cash flows provided by operating activities on our consolidated statements of cash flows. Collections which were returned as deferred purchase price and recorded within Cash flows provided by investing activities on our consolidated statements of cash flows were immaterial. At December 31, 2016, our deferred purchase price receivable, which is held by the Sellers, was comprised of $1.2 billion included within Prepaid expenses and other and $0.4 billion included within Other assets in our consolidated balance sheet. At December 31, 2015, our deferred purchase price receivable was $2.2 billion, which was included within Other assets in our consolidated balance sheet.

Variable Interest Entities (VIEs)

Under the RPA, the Sellers’ sole business consists of the acquisition of the receivables from Cellco Partnership and certain other affiliates of Verizon and the resale of the receivables to the Purchasers. The assets of the Sellers are not available to be used to satisfy obligations of any Verizon entities other than the Sellers. We determined that the Sellers are VIEs as they lack sufficient equity to finance their activities. Given that we have the power to direct the activities of the Sellers that most significantly impact the Sellers’ economic performance, we are deemed to be the primary beneficiary of the Sellers. As a result, we consolidate the assets and liabilities of the Sellers into our consolidated financial statements.

Continuing Involvement

Verizon has continuing involvement with the sold receivables as it services the receivables. We continue to service the customer and their related receivables on behalf of the Purchasers, including facilitating customer payment collection, in exchange for a monthly servicing fee. While servicing the receivables, the same policies and procedures are applied to the sold receivables that apply to owned receivables, and we continue to maintain normal relationships with our customers. The credit quality of the customers we continue to service is consistent throughout the periods presented. To date, we have collected and remitted approximately $7.1 billion, net of fees. To date, cash proceeds received, net of remittances, were $3.0 billion. During 2016, credit losses on receivables sold were $0.2 billion.

In addition, we have continuing involvement related to the sold receivables as we may be responsible for absorbing additional credit losses pursuant to the agreements. The Company’s maximum exposure to loss related to the involvement with the Sellers is limited to the amount of the outstanding deferred purchase price, which was $1.6 billion as of December 31, 2016. The maximum exposure to loss represents an estimated loss that would be incurred under severe, hypothetical circumstances whereby the Company would not receive the portion of the proceeds withheld by the Purchasers. As we believe the probability of these circumstances occurring is remote, the maximum exposure to loss is not an indication of the Company’s expected loss.